                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement.
[ ]     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY 14a-6(E)
        (2)).
[x]     Definitive Proxy Statement.
[ ]     Definitive Additional Materials.
[ ]     Soliciting Material Pursuant to Section 240.14a-12

                                  ComBanc, Inc.
_______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)      Title of each class of securities to which transaction applies:
        ________________________________________________________________________
        2)      Aggregate number of securities to which transaction applies:
        ________________________________________________________________________
        3)      Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ________________________________________________________________________
        4)      Proposed maximum aggregate value of transaction:
        ________________________________________________________________________
        5)      Total fee paid:
        ________________________________________________________________________

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:
        ________________________________________________________________________
        2)      Form, Schedule or Registration Statement No.:
        ________________________________________________________________________
        3)      Filing Party:
        ________________________________________________________________________
        4)      Date Filed:
        ________________________________________________________________________

PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                  March 9, 2004

Dear Shareholder:

         It gives me pleasure to announce that the annual meeting of the shareholders of ComBanc, Inc. will be held at the Delphos Eagles Lodge on Monday, April 12, 2004 at 1:00 p.m. The record date for determination of shareholders entitled to receive notice of the 2004 annual meeting and to vote at the same was set by the Board of Directors as March 1, 2004. Enclosed you will find your Notice of Annual Meeting of Shareholders and the Proxy Statement. Also enclosed is management's Proxy Form, which can be used to vote your shares if you are unable to attend the meeting.

         As a precautionary measure, use of the Proxy Form is suggested and encouraged even if you plan to attend in person. A proxy can always be canceled if you attend in person and yet your right to vote your shares will be lost in those circumstances where you fail to attend the meeting and have not executed a Proxy Form.

         For these reasons, we are requesting that you execute the enclosed Proxy Form and return it in the enclosed self-addressed, stamped envelope at your EARLIEST POSSIBLE CONVENIENCE. Note that the proposal requiring shareholder approval includes the annual election of the Board of Directors. Your Board of Directors consists of six dedicated individuals with more than 140 years combined experience serving as bank Directors. We have worked diligently to address deficiencies in the organization as we continue to make progress towards compliance with the Written Agreement that is in place between our Bank and the regulators. We believe it is important that we maintain continuity on this Board for the future of our bank. Management strongly recommends an affirmative vote.

         Enclosed with this mailing is the ComBanc, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2003. We will present the company's 2003 financial information along with strategic planning goals and the earnings for First Quarter, 2004 at the annual meeting. Hal Nichols of Austin Associates, the bank's consultant, will give an update on the progress made for compliance with the Written Agreement that is in place between our bank and the regulators. If, for any reason, you are unable to attend, please feel free to give me a call and I will be more than happy to answer any questions that you might have.

         Finally, I would like to thank you, our shareholders, customers and staff for your support and loyalty. You have been the foundation of our organization for over 125 years. We welcome every opportunity to communicate with you. We hope to see all of you at the April 12, 2004 annual meeting.

                                  Very truly yours,

                                  Paul G. Wreede
                                  President & CEO

PGW:dk
Enclosures

                                  COMBANC, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 12, 2004

To the Holders of Common Stock of ComBanc, Inc.:

         The annual meeting of the stockholders of ComBanc, Inc., will be held at the Fraternal Order of Eagles, 1600 E. 5th Street, Delphos, Ohio, on Monday, April 12, 2004, at 1:00 p.m. The purposes of the meeting are:

         1. To elect six (6) directors to hold office until the next annual meeting and until their successors are duly elected and qualified.

         2. To transact any other business that may properly come before such meeting or any adjournment thereof.

A complete list of stockholders entitled to vote at the meeting will be available for inspection by stockholders at the office of ComBanc, Inc., at 229
E. Second St., Delphos, Ohio during the ten days prior to the meeting as well as at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOU SIGN, DATE AND RETURN PROMPTLY YOUR PROXY IN THE ENCLOSED POSTPAID ENVELOPE. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO ITS BEING VOTED.

                                              Rebecca L. Minnig
                                              Secretary

March 9, 2004

                                  COMBANC, INC.

                              229 E. SECOND STREET
                               DELPHOS, OHIO 45833

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 12, 2004

                         PERSONS MAKING THE SOLICITATION

         This proxy statement and the accompanying proxy form are being mailed to holders of ComBanc's Common Stock commencing on or about March 9, 2004, and are furnished in connection with the solicitation of proxies by the Board of Directors of ComBanc, Inc. (hereinafter referred to as "ComBanc" or the "Company"), at the expense of ComBanc through the mail for use at the annual meeting of stockholders to be held April 12, 2004, at 1:00 p.m., at the Fraternal Order of Eagles, 1600 E. 5th Street, Delphos, Ohio, or at any adjournment thereof. Employees of ComBanc also may solicit proxies by telephone and in person at no extra cost to ComBanc. ComBanc also may engage a proxy solicitation firm to solicit proxies, but has not engaged anyone to perform such services at this time. Properly signed and dated proxies received by the Secretary of ComBanc prior to or at the annual meeting will be voted as instructed thereon or, in the absence of such instruction, (a) "FOR" the election to the Board of Directors of the persons nominated by the Board, and
(b) in accordance with the best judgment of the persons named in the proxy on any other matters that may properly come before the meeting. Your proxy is revocable by written notice to the Secretary of ComBanc at any time prior to exercise and it shall be suspended if you are present at the meeting and elect to vote in person. Unless so revoked or suspended, the shares represented by each proxy will be voted at the meeting and at any adjournment thereof.

                                VOTING PROCEDURES

         A quorum consists of a majority of the shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the meeting, it is deemed present for quorum purposes throughout the meeting or any adjourned meeting unless a new record date is or must be set for the adjourned meeting.

         The six nominees for director who receive the largest number of votes cast "For" will be elected as directors if a quorum is present. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

ANNUAL REPORT TO STOCKHOLDERS

         A copy of the Annual Report of ComBanc on Form 10-K for the fiscal year ended December 31, 2003 accompanies this Proxy Statement.

                     VOTING SECURITIES AND OWNERSHIP THEREOF
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Holders of record of Common Stock of ComBanc at the close of business on March 1, 2004 (the "Record Date") will be entitled to one vote for each share of Common Stock then held. There were 2,211,014 shares of ComBanc's Common Stock outstanding on the Record Date.

         As of March 1, 2004, the following persons were known to ComBanc to be the beneficial owners of more than five percent of ComBanc's Common Stock. The information set forth in the table is as reported in a Schedule 13G as filed with the Securities and Exchange Commission.

 NAME AND ADDRESS OF               AMOUNT AND NATURE OF BENEFICIAL
  BENEFICIAL OWNER                           OWNERSHIP                     PERCENT OF CLASS
  ----------------                           ---------                     ----------------
Paul D. Harter                                169,664                            7.67%
9818 W. State Road
Delphos, Ohio  45833

         The following table sets forth information as of March 1, 2004 with respect to beneficial ownership of the Common Stock of ComBanc by all of the directors and nominees named in this Proxy Statement, including ComBanc's chief executive officer, and directors, nominees and all executive officers of ComBanc as a group.

NAME AND ADDRESS OF                                  AMOUNT AND NATURE OF BENEFICIAL
 BENEFICIAL OWNER                                               OWNERSHIP                     PERCENT OF CLASS
 ----------------                                               ---------                     ----------------
Gary A. DeWyer                                                  11,320(1)                              *
Ronald R. Elwer                                                  2,960(2)                              *
Dwain I. Metzger                                                 2,000                                 *
C. Stanley Strayer                                             105,576(3)                           4.78%
Richard R. Thompson                                              5,160                                 *
Paul G. Wreede                                                   1,500(4)                              *
All directors, nominees and executive officers as
a group (8 in number)                                          132,151                              5.98%

*Ownership is less than 1% of the class.

(1) Includes beneficial ownership of 1,720 shares which are subject to shared voting and investment power with his spouse.

(2) Includes 2,760 shares which are subject to shared voting and investment power with his spouse.

(3) Includes 105,576 shares held in a family trust.

(4) Includes beneficial ownership of 1,000 shares which are subject to shared voting and investment power with his spouse and daughter.

                              ELECTION OF DIRECTORS

          Six directors are to be elected to the ComBanc Board of Directors to hold office until the next annual meeting and until their successors are elected and qualified.

         It is the intention of the persons named in the proxy unless otherwise directed, to vote the proxies given them for the election of these nominees. Each nominee is presently serving as a director of the Company and was elected by the stockholders. All nominees have consented to being named in this proxy statement and to serve if elected and the Board of Directors has no reason to believe that any of the named nominees will be unable to act. However, if any such nominee prior to election becomes unable or refuses to serve and the size of the Company's Board is not reduced accordingly, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors of ComBanc.

NOMINEES

         The following table sets forth certain information with respect to the nominees of ComBanc who will be voted upon at the annual meeting. There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director. Dates indicate commencement of service as a director of ComBanc's predecessor, The Commercial Bank.

       NAME                                  AGE                    DIRECTOR SINCE
       ----                                  ---                    --------------
  Gary A. DeWyer                             63                          1974
  Ronald R. Elwer                            50                          1995
 Dwain I. Metzger                            62                          1977
C. Stanley Strayer                           58                          1977
Richard R. Thompson                          62                          1974
  Paul G. Wreede                             53                          1987

         The Board of Directors of ComBanc met twelve times in 2003. In 2003 each director attended at least 75% of the meetings of the Board of Directors.

COMMITTEES OF THE BOARD

         The Board of Directors of ComBanc has not established any separate standing audit, nominating or compensation committees. ComBanc has no other committee which serves as a nominating committee. The Audit and Personnel Committees of The Commercial Bank Board of Directors function as the audit and compensation committees, respectively, of ComBanc. The Audit and Personnel Committees are described below.

         The Board reviews the credentials of potential director candidates (including potential candidates recommended by stockholders), conducts interviews and makes formal nominations for the annual and any interim election of directors. In making its nominations, the Board considers a variety of factors, including skills, independence, background, experience, diversity, independence and compatibility with existing Board members. Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it deems appropriate in the best interests of the Company and its stockholders.

         The Board identifies nominees by first evaluating the current members of the Board willing to continue in service. If any Board member does not wish to continue in service or if the Board decides not to nominate a member for re-election, then the Board identifies the desired skills and experience in light of the criteria outlined above. The Board then establishes a pool of potential director candidates from recommendations from the Board, senior management and stockholders. The Board also may retain a third party search firm to assist in the identification of director candidates. The Board will consider candidates for director who are recommended by stockholders.

Audit Committee. (Mr. Strayer, Chairman, Mr. Metzger, Mr. Thompson, and Mr. DeHaven(1)).

         The Audit Committee met seven times during 2003. The responsibilities of the Audit Committee include recommending the appointment of and overseeing a firm of independent auditors whose duty it is to audit the books and records of ComBanc and its subsidiary for the fiscal year for which they are appointed; monitoring and analyzing the results of internal and regulatory examinations; monitoring ComBanc's and its subsidiary's financial and accounting organization and financial reporting; and overseeing the investment policies and portfolio of ComBanc and its subsidiary. None of the members of the Audit Committee meet the definition of "audit committee financial expert" as defined in the rules adopted by the Securities and Exchange Commission. The Board of Directors believes that the present members of the Audit committee have sufficient knowledge and experience in financial matters to effectively perform their duties.

Personnel Committee. (Mr. Metzger, Chairman, and Messrs. DeWyer, Wreede, Strayer, Schulte(2) and Elwer).

-----------
(1) Mr. DeHaven is a member of The Commercial Bank's Board of Directors and not ComBanc, Inc.

(2) Mr. Schulte is a member of The Commercial Bank's Board of Directors and not ComBanc, Inc.

         The Personnel Committee functions as ComBanc's compensation committee. The Personnel Committee met two times in 2003. The Personnel Committee has the responsibility of recommending for the approval of the Board of Directors of ComBanc the remuneration arrangements for the directors and executive officers of ComBanc. The Personnel Committee's report on executive compensation matters for 2004 appears under the caption "Personnel Committee Report on Executive Compensation".

         The Board of Directors has adopted a Code of Ethics, available on the Company's website at http://www.commercialbank.com/aboutUs/codeOfEthics.asp, for the Company's employees, officers and directors. The provisions of the Code of Ethics will be included in the Company's employee handbook which is issued to all new employees and officers at the time of employment and reissued to existing employees and officers from time to time.

AUDIT COMMITTEE REPORT

         The Audit Committee of The Commercial Bank Board of Directors (the "Committee") is composed of four directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the Board of Directors of The Commercial Bank. The members of the Committee are C. Stanley Strayer, Dwain I. Metzger, Richard R. Thompson, and Timothy J. DeHaven(1). The Committee recommends to The Commercial Bank Board of Directors the selection of ComBanc's independent accountants. The policies and procedures for approval of engagements for audit and non-audit services are described in the Audit Committee Charter. All services provided by BKD, LLP in 2003 and 2002 were pre-approved by the Audit Committee.

         Management is responsible for ComBanc's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of ComBanc's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

         In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that ComBanc's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees).

         ComBanc's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to ComBanc and its subsidiary is compatible with maintaining the independence of the independent accountants.

         Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in ComBanc's Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

C. Stanley Strayer, Chairman
Dwain I. Metzger
Richard R. Thompson
Timothy J. DeHaven(1)

         ComBanc's independent accountants billed the aggregate fees shown below for audit, audit-related, tax and other services, to ComBanc and The Commercial Bank for the fiscal years ended 2003 and 2002. The Audit Committee has considered whether the provisions of these other services are compatible with maintaining BKD, LLP's independence.

                                                        2003             2002
                                                       ------------------------
Audit Fees                                             $43,240          $35,100
Audit Related Fees (1)                                   3,645                -
Tax Fees                                                 5,320            7,085
All Other Fees                                               -           41,577

         (1) For 2003, regulatory issues and related meetings

IDENTIFICATION OF EXECUTIVE OFFICERS AND DIRECTORS

         The following table contains certain information regarding the ages and employment history of the executive officers and directors of the Company. There were no arrangements or understandings pursuant to which the persons listed below were selected as executive officers or directors of the Company. Except for The Commercial Bank, none of the corporations or organizations discussed below is an affiliate of ComBanc. There are no family relationships among any of the executive officers and directors.

         GARY A. DEWYER, 63, was President of KBC Leasing until 1998 and is now engaged in the management of personal investments.

         DWAIN I. METZGER, 62, has been engaged in farming since 1960.

         C. STANLEY STRAYER, 58, is retired, having served as Director of Business, Elida Local School District, until 1998.

         RICHARD R. THOMPSON, 62, has been President of Thompson Seed Farm, Inc., since 1974 and Vice Chairman of ComBanc since January 1, 2000.

------------------
(1) Mr. DeHaven is a member of The Commercial Bank's Board of Directors and not ComBanc, Inc.

         PAUL G. WREEDE, 53, has been President, Chief Executive Officer of The Commercial Bank since 1990 and a Director of The Commercial Bank since 1987, President, Chief Executive Officer and a Director of ComBanc since its formation in 1998 and Chairman of ComBanc since January 1, 2000.

         RONALD R. ELWER, 50, has been Executive Vice President of The Commercial Bank since 1990 and a Director of The Commercial Bank since 1995, and Executive Vice President and a Director of ComBanc since its formation in 1998.

         REBECCA L. MINNIG, 47, has been Senior Vice President Operations and Secretary of ComBanc since its formation in 1998, Senior Vice President Operations of The Commercial Bank since 1992, and was Vice President, Cashier and Security Officer of The Commercial Bank from 1989 to 1992.

         KATHLEEN A. MILLER, 43, has been Chief Information Officer and Senior Vice President of ComBanc since 2002, has been Senior Vice President and Systems Manager of ComBanc since 1999 and of The Commercial Bank since 1997, Chief Financial Officer of ComBanc from 1998 to 2002 and of The Commercial Bank from 1997 to 2002, was Vice President and Systems Manager of ComBanc in 1998, and was Controller of The Commercial Bank from 1990 to 1997.

         JASON R. THORNELL, 29, has been Vice President and Controller since 2004 and has been Controller of the Company since 2001.

                             EXECUTIVE COMPENSATION
                             AND OTHER INFORMATION

         General. The following information relates to compensation of management for the years ended December 31, 2003, 2002 and 2001.

         Executive Compensation. The following table sets forth compensation information for ComBanc's Chief Executive Officer. No executive officer earned more than $100,000 in any of 2003, 2002 or 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                   Annual Compensation
                                                                              -----------------------------
Name and Principal Position                                  Year             Salary(A)               Bonus
---------------------------                                  ----             ---------               -----
Paul G. Wreede                                               2003              $90,058                $    -
     Chairman of the Board                                   2002              $86,323                $1,000
     President and                                           2001              $87,555                $1,000
     Chief Executive Officer

(A) Includes director fees of $10,000 in each year.

DIRECTOR COMPENSATION

         Directors of ComBanc are compensated for all services as a director in the following manner: each director received a one-time fee of $5,000 for service as a director of ComBanc and an additional one-time fee of $5,000 for service as a director of the Commercial Bank in 2003. Each director, other than Mr. Wreede and Mr. Elwer, received a fee of $400 for each Board meeting attended in 2003. Additionally, quarterly fees were paid to directors in 2003, with the exception of Mr. Wreede and Mr. Elwer, for attendance at The Commercial Bank Board committee meetings as follows: $400 for Loan Committee, $200 for Audit Committee, and $125 for each of the Planning, Scholarship and Personnel Committees. As part of a Deferred Compensation Agreement, each director may elect to defer his annual board of director fees, which are held in a savings account at The Commercial Bank, until the age of retirement.

PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Overview. The Board of Directors of The Commercial Bank has established a Personnel Committee which functions as ComBanc's Compensation Committee. The Personnel Committee is responsible for developing and making recommendations to the Board of Directors of ComBanc with respect to The Commercial Bank's executive compensation policies.

         Compensation Philosophy. This report reflects The Commercial Bank's compensation philosophy as endorsed by the Personnel Committee. The Personnel Committee makes a recommendation regarding the level of compensation for Mr. Wreede. The Personnel Committee determines the level of compensation for all other executive officers within the constraints of the amounts approved by the Board.

         Essentially, the executive compensation program of The Commercial Bank has been designed to:

         - Support a pay-for-performance policy that rewards executive officers for corporate performance.

         - Motivate key executive officers to achieve strategic business goals.

         - Provide compensation opportunities which are comparable to those offered by other peer group companies, thus allowing the Commercial Bank to compete for and retain talented executives who are critical to its long-term success.

         Salaries. Executive Officer salary increase determinations are based upon an evaluation of such executive's performance against goals set in the prior year. Based upon the performance of the Bank in 2003, there were no salary increases for Mr. Wreede or Mr. Elwer, effective January 1, 2004. The personnel committee recommended and the Board approved compensation increases for the other executive officers, effective January 1, 2004.

         Cash Bonuses. The Commercial Bank pays bonuses to its Executive Officers. The award of a bonus to any employee is discretionary and in the case of Mr. Wreede is determined by the Board of Directors upon the recommendation of the Personnel Committee, and in all other cases is determined by the Personnel Committee upon the recommendation of management.

Based upon the performance of the Bank in 2003, there were no bonuses paid to Mr. Wreede and Mr. Elwer. The personnel committee recommended and the Board approved bonuses for the other executive officers.

         Membership of the Personnel Committee. ComBanc Directors serving on the Personnel Committee are named below:

                  Dwain I. Metzger
                  Gary A. DeWyer
                  Paul G. Wreede
                  C. Stanley Strayer
                  Robert J. Schulte(2)
                  Ronald R. Elwer

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Regulations require the disclosure of any related party transactions involving members of the Compensation Committee. During the past year, certain directors and officers, including members of the Compensation Committee, and one or more of their associates may have been customers of and had business transactions with The Commercial Bank. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than normal risk of collectability or present other unfavorable features. It is expected that similar transactions will occur in the future.

         Mr. Wreede, ComBanc's Chairman, President and Chief Executive Officer, served on the Personnel Committee of The Commercial Bank, which is responsible for executive compensation.

         Although Mr. Wreede served on the Personnel Committee, he did not participate in any decisions regarding his own compensation as an Executive Officer. Each year, the Personnel Committee recommends the amount of the bonus awarded to Mr. Wreede and his salary for the ensuing year. Mr. Wreede participated in decisions regarding compensation of other Executive Officers of the Company.

COMBANC PERFORMANCE

         The following graph compares total stockholder returns from December 31, 1998 through December 31, 2003 to the Russell 2000, the NASDAQ Bank Index, the Dow Jones Total Market Index and the Dow Jones Bank Index. ComBanc has selected two new indices, the Russell 2000 and the NASDAQ Bank Index, for the performance graph based upon a review of similarly situated banking organizations. The graph assumes that the value of the investment in the Common Stock and each index was $100 at December 31, 1998 and that all dividends were

-----------------
(2) Mr. Schulte is a member of The Commercial Bank's Board of Directors and not ComBanc, Inc.

reinvested. The stockholder return shown on the following graph is not necessarily indicative of future performance.

         The following graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent ComBanc specifically incorporates this information by reference and otherwise shall not be deemed filed under such Acts.

                              [PERFORMANCE GRAPH]

                                                                    PERIOD ENDING
                                           ----------------------------------------------------------------
INDEX                                      12/31/98    12/31/99  12/31/00    12/31/01  12/31/02    12/31/03
-----                                      --------    --------  --------    --------  --------    --------
Combanc Inc.                                100.00       79.21     60.83       66.55     71.06       61.78
Dow Jones Total Market Index                100.00      121.29    108.97       94.71     72.62       93.28
Russell 2000                                100.00      121.26    117.59      120.52     95.83      141.11
Dow Jones Bank Index                        100.00       85.89     98.05       94.83     90.29      116.16
NASDAQ Bank Index*                          100.00       96.15    109.84      118.92    121.74      156.62

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Company's independent auditor for the fiscal year ended December 31, 2003 was BKD LLP. The Company's Board of Directors has re-appointed BKD LLP to continue as independent auditors for the fiscal year ending December 31, 2004.

         Representatives of BKD LLP will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the annual meeting.

                      ADDITIONAL INFORMATION ON MANAGEMENT

         During the past year, certain directors and officers and one or more of their associates were customers of and had business transactions with ComBanc's bank subsidiary. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than a normal risk of collectability or present other unfavorable features. ComBanc expects that similar transactions will occur in the future.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934 requires the Company's Officers and Directors, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during 2003 and Forms 5 and amendments thereto furnished to the Company with respect to 2003, no director, officer or ten percent stockholder or any other person subject to Section 16 of the Exchange Act, failed to make, on a timely basis during 2003 any reports required to be filed by Section 16(a) of the Exchange Act.

                 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

         If any stockholder of ComBanc wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of ComBanc to be held in 2005, the proposal must be received by the Secretary of ComBanc at the principal executive offices of ComBanc, 229 East Second Street, Delphos, Ohio 45833, prior to the close of business on November 5, 2004. On any other proposal raised by a stockholder for next year's annual meeting, ComBanc intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the persons named in the proxy and the proposal will be considered untimely, unless notice of the proposal is received by ComBanc not later than January 19, 2005.

         ComBanc's Bylaws establish advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a stockholder meeting it is necessary that you notify ComBanc not fewer than 14 days in advance of the meeting unless ComBanc provides stockholders less than 21 days notice of the meeting and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in our Bylaws. Any stockholder who wishes to take such action should obtain a copy of these Bylaws and may do so by written request addressed to the Secretary of ComBanc at ComBanc's principal executive offices at 229 E. Second Street, Delphos, Ohio 45833.

            DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

         Only one Proxy Statement and Annual Report are being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and Annual Report to a security holder at a shared address to which a single copy of the documents was delivered. To request separate delivery of these materials now or in the future, a security holder may submit a written request to the Secretary of ComBanc at 229 E. Second Street, Delphos, Ohio 45833 or call (419) 695-1055. Additionally, any security holders presently sharing an address who are receiving multiple copies of the Proxy Statement and Annual Report and would like to receive a single copy of such materials may do so by directing their request to the Company in the manner provided above.

                                     GENERAL

         Management of ComBanc does not intend to present to the meeting any other matters not referred to above and does not presently know of any matter that may be presented at the meeting by others. However, if other matters come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment in the interest of ComBanc. The receipt of any report which may be submitted at the meeting is not to constitute approval or disapproval of any matters referred to in such report or reports.

         If you wish to communicate with the Board, you may send correspondence to Rebecca L. Minnig, Secretary, ComBanc, Inc., 229 E. Second Street, Delphos, Ohio 45833. The Secretary will submit your correspondence to the Board or the appropriate committee, as applicable.

                                             By order of the Board of Directors,

                                             Rebecca L. Minnig, Secretary

March 9, 2004

         TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FORM FOR WHICH A RETURN ENVELOPE IS PROVIDED.

                                  COMBANC, INC.

                             AUDIT COMMITTEE CHARTER

                                   COMPOSITION

         There shall be a committee of the Board of Directors (the "Board") to be known as the Audit Committee, which shall have at least three (3) members comprised solely of independent directors, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards.

         Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the company's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The Board shall elect or appoint a chair of the Audit Committee who will have authority to act on behalf of the Audit Committee between meetings.

                                RESPONSIBILITIES

         The responsibilities of the Audit Committee are as follows:

         - Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the company consistent with the Independence Standards Board Standard No. 1.

         - Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the independence of the outside auditor.

         - In view of the outside auditor's ultimate accountability to the Board and the Audit Committee, as representatives of the shareholders, the Audit Committee, acting together with the Board, has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or nominate an outside auditor for shareholder approval in any proxy statement).

         - Review with the outside auditor, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

         - Consider, in consultation with the outside auditor and management of the company, the audit scope and procedures.

         - Review the financial statements contained in the annual report to shareholders with management and the outside auditor to determine that the outside auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

         - Meet with the internal auditor, outside auditor or management privately to discuss any matters that the Audit Committee, the internal auditor, the outside auditor or management believe should be discussed privately with the Audit Committee.

         - Review and reassess the adequacy of the Committee's Charter annually.

         - Make such other recommendations to the Board on such matters, within the scope of its functions, as may come to its attention and which in its discretion warrant consideration by the Board.

                                    AUTHORITY

         The Audit Committee has the authority and option to retain and compensate legal, accounting or other professional counsel at any time to assist in achieving the responsibilities set forth in its Charter and Policy.

LIMITATIONS

         The Audit Committee is responsible for the duties set forth in this Charter, but it is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

PROXY
                                  COMBANC, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 12, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned holder of Common Stock of ComBanc, Inc. (the "Company") acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders of the Company and the accompanying Proxy Statement dated March 9, 2004, and revoking any proxy previously given, hereby constitutes and appoints Harold J. Pohlman and David Hugh Evans, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of the Common Stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Stockholders of the Company (the "ComBanc Meeting"), to be held at the Fraternal Order of Eagles, 1600 E. 5th Street, Delphos, Ohio, on Monday, April 12, 2004, at 1:00 p.m., upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement and to vote at the direction of management, on all other matters which may be properly presented for action at the ComBanc Meeting or any postponements or adjournments thereof.

1.       TO ELECT AS DIRECTORS THE NOMINEES SET FORTH BELOW:

         [ ]  FOR all of the nominees         [ ]  WITHHOLD AUTHORITY to
              listed below (except as              vote for all of the
              marked to the contrary               nominees listed below.
              below).

         INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

                  Gary A. DeWyer    Dwain I. Metzger       Richard R. Thompson
                  Ronald R. Elwer   C. Stanley Strayer     Paul G. Wreede

2. Upon management's direction, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

                                            DATE: ______________________________

                                            ____________________________________
                                                        Signature(s)

                                            ____________________________________
                                                        Signature(s)

                                            Please date and sign exactly as your
                                            name(s) appear(s). When signing as
                                            attorney, executor, administrator,
                                            trustee or guardian, please give
                                            full title as such. If more than one
                                            trustee, all should sign. All joint
                                            owners should sign. When signing for
                                            a corporation, please sign the full
                                            corporate name by an authorized
                                            officer. When signing for a
                                            partnership, please sign in the
                                            partnership name by an authorized
                                            person. WHETHER OR NOT YOU PLAN TO
                                            ATTEND THE ANNUAL MEETING, PLEASE
                                            SIGN AND RETURN THIS PROXY AS
                                            PROMPTLY AS POSSIBLE IN THE ENCLOSED
                                            POSTPAID ENVELOPE.

I/WE [ ] DO OR [ ] DO NOT EXPECT TO ATTEND THE COMBANC MEETING.